JPMORGAN CHASE BANK, N.A.
383 Madison Avenue
New York, New York 10179

March 20, 2015

Home Loan Servicing Solutions, Ltd.
190 Elgin Avenue
George Town, KY1-9005
Cayman Islands
Attention:    John Van Vlack

Re:    Consent, Waiver and Amendment re: 2014 Audited Annual Financial Statements, Etc.

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of June 27, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HOME LOAN SERVICING SOLUTIONS, LTD., a Cayman Islands exempted company (the “Borrower”), certain subsidiaries of the Borrower, as guarantors, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

As you are aware, (a) pursuant to Section 5.01(c) of the Credit Agreement, the Borrower is required to deliver to the Administrative Agent no later than five (5) days after the date on which the Borrower is required, under the Exchange Act, to file its Annual Report on Form 10-K with the SEC (the “Annual Financial Delivery Deadline”), (i) the Consolidated balance sheet of the Borrower and its Subsidiaries at the end of such Fiscal Year and the related Consolidated statements of operations, comprehensive income, changes in equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year and (ii) with respect to such Consolidated financial statements a report thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing selected by the Borrower, which report and/or the accompanying financial statements shall be unqualified as to going concern (other than as a result of a pending maturity of the Term Loans) and scope of audit, in each case, as more fully set forth in Section 5.01(c) of the Credit Agreement (the items required to be delivered thereunder, the “Audited Annual Financial Statements”) and (b) pursuant to Section 8.01(e)(ii) of the Credit Agreement, it is an Event of Default if a breach or default by any Loan Party occurs with respect to any material term (other than with respect to the payment of principal or interest or any other amount as set forth in Section 8.01(e)(i)) of any Indebtedness in an individual or aggregate amount of $20,000,000 or more beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become declared due and payable (or redeemable) prior to its stated maturity or the obligation of any underlying obligation, as the case may be, as more fully set forth in Section 8.01(e)(ii) of the Credit Agreement (such breach or default set forth in Section 8.01(e)(ii) of the Credit Agreement, the “Cross-Default”).

As of and following the date hereof, the Borrower has requested that (a) the Annual Financial Delivery Deadline for Fiscal Year 2014 be extended 25 days to April 10, 2015, (b) any Cross-Default with respect to the HSART Indenture (as defined below) (an “HSART Cross-Default”) shall not constitute an Event of Default until the earlier of (x) such time that such HSART Cross-Default has occurred and been continuing for five (5) Business Days without waiver, consent or other cure under the HSART Indenture or any refinancing or replacement thereof permitted under the Credit Agreement or (y) any obligations under the HSART Indenture have become due (automatically or otherwise) prior to its stated maturity or otherwise have been accelerated (subject to such period ceasing to apply under the circumstances set forth below) and (c) the Required Lenders consent to permit the Loan Parties to make certain amendments to the Ocwen Subservicing Agreement after the date hereof.

Notwithstanding the requirements of Sections 5.01(c) and 8.01(e)(ii) of the Credit Agreement, the Borrower has requested that Administrative Agent and the Required Lenders consent to, and subject to the terms hereof the Administrative Agent and Required Lenders hereby consent to, (a) the extension of the Annual Financial Delivery Deadline for Fiscal Year 2014 by 25 days to April 10, 2015, (b) the amendment of Section 6.14 of the Credit Agreement to add at the end of such Section: “provided that any amendment, restatement, supplement or other modification to, or waiver of, the Ocwen Subservicing Agreement after March 20, 2015 solely for the purpose of curing or waiving a Ratings Termination Event or waiving or removing the right to terminate such agreement on the basis thereof shall be deemed to not have a material adverse impact on the Lenders”; and (c) the amendment of Section 8.01(e)(ii) of the Credit Agreement to add at the end of such Section: “provided that any Cross-Default with respect with respect to the HSART Indenture (as defined below) (an “HSART Cross-Default”) shall not constitute an Event of Default under this Section 8.01(e)(ii) until the earlier of (x) such time that such HSART Cross-Default has occurred and been continuing (without waiver, consent or other cure under the HSART Indenture or any refinancing or replacement thereof permitted under the Credit Agreement) for five (5) Business Days or (y) any obligations under the HSART Indenture have become due (automatically or otherwise) prior to its stated maturity or otherwise have been accelerated (this proviso being referred to as the “HSART Cure Period”); provided further, that the HSART Cure Period shall cease to apply on the date that is the earlier of two weeks before the date scheduled for the vote by the Borrower’s shareholders to approve the transactions contemplated under the APM and June 30, 2015 if on such date, each Ratings Termination Event existing on March 20, 2015 under any Sale Supplement has not been cured, is occurring or is effective by such date or any other Ratings Termination Event has occurred and is continuing.”

The following defined terms shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“APM” shall mean that certain Agreement and Plan of Merger, dated as of February 22, 2015, by and among New Residential Investment Corp., Hexagon Merger Sub, Ltd. and Home Loan Servicing Solutions, Ltd., as in effect on March 20, 2015.

“HSART Indenture” shall mean the Sixth Amended and Restated Indenture, dated as of January 17, 2014 (as may be amended, restated, amended and restated, supplemented, modified, replaced or refinanced from time to time), by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, HLSS Holdings, LLC, as administrator and as servicer (on and after the MSR Transfer Date (as defined therein)), Ocwen Loan Servicing, LLC, as a subservicer and as servicer (prior to the MSR Transfer Date (as defined therein)), Barclays Bank PLC, as administrative agent, Credit Suisse AG, New York Branch, as administrative agent, and Wells Fargo Securities, LLC, as administrative agent.

“Sale Supplement” shall mean each Sale Supplement to that certain Master Servicing Rights Purchase Agreement, dated as of October 1, 2012, as heretofore or hereafter amended, supplemented or otherwise modified from time to time, between Ocwen Loan Servicing, LLC, as seller, and the Borrower and HLSS Holdings, LLC, as purchasers.

“Ratings Termination Event” shall mean the condition specified in clause (e) of the definition of “Termination Event” in each Sale Supplement.

The Borrower further agrees that it shall pay to each Lender a fee in an amount equal to 2.50% of the principal amount of Loans of such Lender outstanding on the date that is the earlier of (x) two weeks before the date scheduled for the vote by the Borrower’s shareholders to approve the transactions contemplated under the APM and (y) June 30, 2015, and such fees shall be payable on such date only if on such date, each Ratings Termination Event existing on the date hereof under any Sale Supplement has not been cured, is occurring or is still effective by such date or any other Ratings Termination Event has occurred and is continuing.

The consent, waiver and amendment set forth herein is effective to waive, amend and modify the provisions of the Credit Agreement set forth herein in accordance with Section 10.05 thereof solely for the purposes set forth herein, and except as expressly provided in this consent, waiver and amendment, shall not be deemed to (a) modify any other requirements of Sections 5.01(c) and 8.01(e)(ii) of the Credit Agreement other than as expressly set forth herein, and it being agreed that all other requirements of Sections 5.01(c) and 8.01(e)(ii) of the Credit Agreement remain intact, (b) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document or (c) prejudice, impair or effect any right or remedies that the Administrative Agent or Lenders may have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

Each of the terms and conditions of the Credit Agreement (after giving effect to the consent, waiver and amendment set forth herein) and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect. The Borrower hereby reconfirms its obligations pursuant to Section 10.02 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (as more fully set forth therein, but including the reasonable fees, charges and disbursements of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this consent, waiver and amendment.

This consent, waiver and amendment shall become effective only upon satisfaction of the following conditions: (i) receipt by the Administrative Agent of an original or facsimile copy (or the equivalent thereof) of this consent, waiver and amendment duly executed by the Borrower, each of the other Loan Parties, the Administrative Agent and the Required Lenders, (ii) the payment to the Administrative Agent (x) for the account of each Lender executing and delivering this consent and waiver prior to 5:00 p.m. (New York City time) on Friday, March 20, 2015 of a consent fee in an amount equal to 0.50% of the outstanding principal amount of Loans of such Lender on such date, (y) all fees in the amounts previously agreed in writing between the Borrower and the Administrative Agent or any of its affiliates and (z) all costs and expenses of the Administrative Agent (including, without limitation the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) and (iii) the accuracy of the representations and warranties set forth in the first sentence of the immediately succeeding paragraph.

The Borrower hereby represents and warrants that as of the date hereof, no Default or Event of Default has occurred and is continuing and that the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date); provided that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects. The parties hereby agree that the failure to comply with the terms of this consent, waiver and amendment shall be deemed to be an immediate Event of Default under the Credit Agreement.
This consent, waiver and amendment shall constitute a Loan Document for all purposes under the Credit Agreement.
THIS CONSENT, WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY LAW, RULE, PROVISION OR PRINCIPLE OF TO CONFLICTS OF LAWS THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED.
This consent, waiver and amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart of this consent, waiver and amendment.

THE BORROWER AND EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER OR ANY AFFILIATE OF ANY OF THE FOREGOING, IN ANY WAY RELATING TO THIS CONSENT, WAIVER AND AMENDMENT OR THE TRANSACTIONS RELATING HERETO, IN A FORUM

OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND SUBJECT TO CLAUSE (E) OF THE FINAL SENTENCE OF THIS PARAGRAPH, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW (WITHOUT DEROGATING FROM ANY PARTY’S RIGHT TO APPEAL ANY SUCH JUDGMENT). NOTHING IN THIS CONSENT, WAIVER AND AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS CONSENT, WAIVER AND AMENDMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. BY EXECUTING AND DELIVERING THIS CONSENT, WAIVER AND AMENDMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES (I) JURISDICTION AND VENUE OF COURTS IN ANY OTHER JURISDICTION IN WHICH IT MAY BE ENTITLED TO BRING SUIT BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE AND (II) ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.01 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

[Signature Pages Follow.]

Very truly yours,
JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

By:
Name:
Title:

[HLSS – Signature Page to Waiver, Consent and Amendment Regarding 2014 Audited Annual Financial Statements, Etc.]
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[___________________]
as a Lender

By:
Name:
Title:

[HLSS – Signature Page to Waiver, Consent and Amendment Regarding 2014 Audited Annual Financial Statements, Etc.]
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ACCEPTED AND AGREED
AS OF THE DATE FIRST ABOVE WRITTEN:

HOME LOAN SERVICING SOLUTIONS, LTD.

By:
Name:    John Van Vlack
Title:    President and Chief Executive Officer

HLSS HOLDINGS, LLC

By:
Name:    John Van Vlack
Title:    President and Chief Executive Officer

HLSS MANAGEMENT, LLC

By:
Name:    John Van Vlack
Title:    President and Chief Executive Officer

[HLSS – Signature Page to Waiver, Consent and Amendment Regarding 2014 Audited Annual Financial Statements, Etc.]
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